Exhibit 99.1

CoBiz Financial Announces Second  Quarter 2017 Results

Denver -- CoBiz Financial Inc. (Company) (NASDAQ: COBZ), a financial services company with $3.8 billion in assets, reported financial results for the second quarter of 2017.

Financial Highlights – Second quarter 2017

•Net income of $9.5 million for the second quarter of 2017, compared to $8.5 million in the second quarter of 2016.

•Diluted earnings per share of $0.23 for the second quarter of 2017, compared to $0.21 in the second quarter of 2016.

•Loans increased $247.3 million, or 8.8%, from June 30, 2016 and $73.9 million from March 31, 2017.

•Deposits increased $266.3 million, or 9.5%, from June 30, 2016 and $22.5 million from March 31, 2017.

•Nonperforming assets (NPAs) to total assets of 0.25%  at June 30, 2017,  compared to 0.32% at June 30, 2016 and 0.22% at March 31, 2017.

Financial Summary

	Quarter ended (unaudited)			2Q17 change vs.
(in thousands, except per share amounts)	2Q17	1Q17	2Q16	1Q17		2Q16
Net interest income before provision	$32,005	$30,078	$28,533	$1,927	6.4%	$3,472	12.2%
Provision for loan losses	673	607	(1,652)	66	10.9%	2,325	140.7%
Net interest income after provision	31,332	29,471	30,185	1,861	6.3%	1,147	3.8%
Total noninterest income	8,311	8,328	7,812	(17)	(0.2)%	499	6.4%
Total noninterest expense	26,655	27,114	26,268	(459)	(1.7)%	387	1.5%
Net income before income taxes	12,988	10,685	11,729	2,303	21.6%	1,259	10.7%
Provision for income taxes	3,499	2,071	3,197	1,428	69.0%	302	9.4%
Net income	$9,489	$8,614	$8,532	$875	10.2%	$957	11.2%

Diluted earnings per common share	$0.23	$0.20	$0.21	$0.03	13.6%	$0.02	8.2%

KEY RATIOS
Net interest margin	3.76%	3.77%	3.72%
Efficiency ratio - taxable equivalent *	62.83%	67.33%	68.71%
Return on average assets	1.01%	0.96%	1.01%
Return on average shareholders' equity	12.10%	11.38%	12.19%
Noninterest income as a percentage of taxable equivalent operating revenue *	19.61%	20.42%	20.44%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

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Loans

	Quarter ended (unaudited)			2Q17 change vs.
(in thousands)	2Q17	1Q17	2Q16	1Q17		2Q16
LOANS
Commercial	$1,272,304	$1,241,365	$1,218,723	$30,939	2.5%	$53,581	4.4%
Owner-occupied real estate	481,180	473,775	446,699	7,405	1.6%	34,481	7.7%
Investor real estate	747,765	723,476	607,168	24,289	3.4%	140,597	23.2%
Construction & land	162,318	166,553	184,620	(4,235)	(2.5)%	(22,302)	(12.1)%
Consumer	287,790	271,751	258,773	16,039	5.9%	29,017	11.2%
Other	109,597	110,148	97,720	(551)	(0.5)%	11,877	12.2%
Total loans	$3,060,954	$2,987,068	$2,813,703	$73,886	2.5%	$247,251	8.8%

•Loans at June 30, 2017 increased $247.3 million, or 8.8%, from June 30, 2016 and $73.9 million from March 31, 2017.

•Loans in the Arizona and Colorado markets increased $151.9 million and $95.4 million, respectively, from June 30, 2016.  Compared to March 31, 2017, loans in the Arizona market increased  $34.6 million while loans in the Colorado market increased $39.3 million.

	Quarter ended (unaudited)
(in thousands)	2Q17	1Q17	4Q16	3Q16	2Q16
Loans - beginning balance	$2,987,068	$2,934,105	$2,827,105	$2,813,703	$2,716,888
New credit extended	190,431	151,241	273,195	154,319	201,018
Credit advanced	129,633	113,458	105,122	108,074	135,294
Paydowns & maturities	(245,976)	(211,630)	(270,167)	(248,760)	(239,447)
Gross loan charge-offs	(202)	(106)	(1,150)	(231)	(50)
Loans - ending balance	$3,060,954	$2,987,068	$2,934,105	$2,827,105	$2,813,703

Net change - loans outstanding	$73,886	$52,963	$107,000	$13,402	$96,815

•New credit extensions and advances were $320.1 million in the second quarter of 2017, compared to $336.3 million in the second quarter of 2016 and $264.7 million in the quarter-ended March 31, 2017 (linked-quarter).

•Commercial line utilization was 32.6% at June 30, 2017, compared to 36.3% and 32.9%,  respectively, at June 30, 2016 and March 31, 2017.

Deposits and Customer Repurchase Agreements

	Quarter ended (unaudited)			2Q17 change vs.
(in thousands)	2Q17	1Q17	2Q16	1Q17		2Q16
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$898,615	$910,089	$853,815	$(11,474)	(1.3)%	$44,800	5.2%
Interest-bearing demand	696,971	704,659	591,355	(7,688)	(1.1)%	105,616	17.9%
Savings	22,748	20,192	19,097	2,556	12.7%	3,651	19.1%
Certificates of deposits under $100	18,748	19,045	19,836	(297)	(1.6)%	(1,088)	(5.5)%
Certificates of deposits $100 and over	79,103	81,611	89,008	(2,508)	(3.1)%	(9,905)	(11.1)%
Reciprocal CDARS	42,046	41,200	49,210	846	2.1%	(7,164)	(14.6)%
Total interest-bearing deposits	1,758,231	1,776,796	1,622,321	(18,565)	(1.0)%	135,910	8.4%
Noninterest-bearing demand deposits	1,314,408	1,273,305	1,184,023	41,103	3.2%	130,385	11.0%
Total deposits	3,072,639	3,050,101	2,806,344	22,538	0.7%	266,295	9.5%
Customer repurchase agreements	69,203	59,825	37,908	9,378	15.7%	31,295	82.6%
Total deposits and customer repurchase agreements	$3,141,842	$3,109,926	$2,844,252	$31,916	1.0%	$297,590	10.5%

•Total deposits at June 30, 2017 increased $266.3 million, or 9.5%, from June 30, 2016 and $22.5 million from March 31, 2017.

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•Noninterest-bearing demand accounts at June 30, 2017 increased  $130.4 million from June 30, 2016,  and increased  $41.1 million from March 31, 2017 and were 42.8% of total deposits at June 30, 2017.

Credit Quality

	Quarter ended (unaudited)
(in thousands)	2Q17	1Q17	2Q16
ALLOWANCE FOR LOAN LOSSES
Beginning allowance for loan losses	$34,211	$33,293	$35,285
Provision for loan losses	673	607	(1,652)
Net recovery (charge-off)	741	311	711
Ending allowance for loan losses	$35,625	$34,211	$34,344

CREDIT QUALITY
Nonaccrual loans	$3,830	$3,048	$5,994
Loans 90 days or more past due and accruing interest	664	-	-
Total nonperforming loans	4,494	3,048	5,994
OREO and repossessed assets	5,079	5,079	5,079
Total nonperforming assets	$9,573	$8,127	$11,073

Performing renegotiated loans	$31,482	$23,324	$27,240
Classified loans	$50,587	$54,291	$58,163

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.25%	0.22%	0.32%
Nonperforming loans to total loans	0.15%	0.10%	0.21%
Nonperforming loans and OREO to total loans and OREO	0.31%	0.27%	0.39%
Allowance for loan losses to total loans	1.16%	1.15%	1.22%
Allowance for loan losses to nonperforming loans	792.72%	1,122.41%	572.97%

•NPAs increased  $1.4 million from March 31, 2017 and decreased $1.5 million from June 30, 2016,  and were $9.6 million at June 30, 2017.

•The Company had net recoveries of $0.7 million in the second quarter of 2017.

•A provision for loan losses of $0.7 million was recorded in the second quarter of 2017.

•The resulting allowance for loan losses was 1.16% of total loans at June 30, 2017.

Shareholders’ Equity

	Quarter ended (unaudited)
(in thousands, except per share amounts)	2Q17	1Q17	2Q16
EQUITY MEASURES
Common shareholders' equity	$319,470	$310,209	$286,052

Common shares outstanding at period end	41,771	41,731	41,433

Book value per common share	$7.65	$7.43	$6.90
Tangible book value per common share *	$7.62	$7.41	$6.86

Tangible common equity to tangible assets *	8.37%	8.28%	8.23%
Tier 1 capital ratio	**	11.46%	10.75%
Total risk-based capital ratio	**	14.30%	13.77%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release

•On July 20, 2017, the Board of Directors of the Company declared a quarterly cash dividend of $0.055 per common share. The dividend will be paid on August 7, 2017 to shareholders of record on July 31, 2017.

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Net Interest Income and Margin

•Net interest income on a taxable-equivalent basis (NII) was $34.1 million for the second quarter of 2017, an increase of $3.7 million, or 12.0%, from the quarter ended June 30, 2016. From the quarter ended March 31, 2017, NII increased $1.6 million, or 4.9%.

•Net interest margin (NIM) was 3.76% for the second quarter of 2017, compared to 3.72% in the prior-year quarter and 3.77% in the first quarter of 2017.

•The average yield on interest-earning assets was 4.08% for the second quarter of 2017, compared to 4.02% in the prior-year quarter and 4.06% in the first quarter of 2017.

•Items impacting NII and the NIM in the second quarter of 2017 were:

o

A tax-exempt loan prepaid during the quarter that resulted in the accelerated amortization of a $0.2 million loan premium which, on a taxable-equivalent basis, reduced NIM four basis points in the second quarter of 2017.

o	Quarterly average loans increased $259.2 million, or 9.3%, from the prior-year quarter, and $107.9 million from the linked-quarter.
o

Quarterly average investments increased $88.1 million, or 18.1%, from the prior-year quarter, and $36.2 million from the linked-quarter.  The growth in investments in the first half of 2017 increased the ratio of average investments to average interest-earning assets to 15.8%  at June 30, 2017 from 14.0% at December 31, 2016.

o

Quarterly average deposits increased $211.2 million, or 7.5%, from the prior-year quarter, and decreased $13.5 million from the linked-quarter.  The decline in average deposits during the second quarter of 2017 is a result of typical outflows by our commercial clients as they make distributions and tax payments during the quarter.

o	Including noninterest-bearing deposits, the Company’s deposit interest cost has remained stable at 0.13% for the current, prior-year and linked-quarters.
o	Average noninterest-bearing demand accounts increased $99.5 million, or 8.2%, from the prior-year quarter and $11.4 million from the linked-quarter.
o

Average other short-term borrowings increased $91.2 million, or 68.3%, from the prior-year quarter, and increased $134.7 million from the linked-quarter.  The shift in funding mix from core deposits into more expensive short–term borrowings reduces the NIM.

Noninterest Income

	Quarter ended (unaudited)			2Q17 change vs.
(in thousands)	2Q17	1Q17	2Q16	1Q17		2Q16
Noninterest income:
Deposit service charges	$1,714	$1,745	$1,470	$(31)	(1.8)%	$244	16.6%
Investment advisory income	1,500	1,531	1,430	(31)	(2.0)%	70	4.9%
Insurance income	3,427	3,122	3,112	305	9.8%	315	10.1%
Other investments	372	375	420	(3)	(0.8)%	(48)	(11.4)%
Derivative valuation	(80)	(57)	(163)	(23)	(40.4)%	83	50.9%
Other income	1,378	1,612	1,543	(234)	(14.5)%	(165)	(10.7)%
Total noninterest income	$8,311	$8,328	$7,812	$(17)	(0.2)%	$499	6.4%

•Noninterest income increased $0.5 million, or 6.4%, from the prior-year quarter and was flat with the linked-quarter.

•Noninterest income as a percentage of taxable equivalent operating revenue* was 19.6% for the second quarter of 2017, compared to 20.4% for both the prior-year and linked-quarters.

* See accompanying reconciliation of Non-GAAP Measures to GAAP

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Operating Expenses

	Quarter ended (unaudited)			2Q17 change vs.
(in thousands)	2Q17	1Q17	2Q16	1Q17		2Q16
Noninterest expense:
Salaries and employee benefits	$18,335	$19,120	$17,984	$(785)	(4.1)%	$351	2.0%
Occupancy expenses, premises and equipment	3,685	3,605	3,517	80	2.2%	168	4.8%
Amortization of intangibles	150	150	150	-	-%	-	-%
Other operating expenses	4,453	4,584	4,610	(131)	(2.9)%	(157)	(3.4)%
Net (gain) loss on OREO, repossessed assets and other	32	(345)	7	377	109.3%	25	3.6%
Total noninterest expense	$26,655	$27,114	$26,268	$(459)	(1.7)%	$387	1.5%

•Noninterest expense increased $0.4 million, or 1.5%, from the prior-year quarter and decreased $0.5 million from the linked-quarter.  The increase in noninterest expense compared to the prior-year quarter was due to an increase in salaries and employee benefits from an increase in full-time equivalent employees and an annual merit increase.  The decrease in noninterest expense compared to the linked-quarter was from a decline in medical costs due to lower self-insured medical claims and a decline in payroll taxes.

•The taxable-equivalent efficiency ratio* was 62.8% for the second quarter of 2017, compared to 68.7% and 67.3%, respectively, for the prior-year and linked-quarters.

Provision for Income Taxes

•

The Company’s effective tax rate for the second quarter of 2017 was 26.9%, compared to 27.3% in the prior year quarter and 19.4% in the first quarter of 2017.  The linked-quarter increase in the effective tax rate was due to an increased projection of earnings and the ratio of taxable to tax-exempt earnings for fiscal 2017 combined with a decline in stock compensation tax benefits.

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, July  21, 2017 at 9:00 am MDT with Steve Bangert, chairman and CEO of CoBiz Financial Inc. The call can be accessed via the Internet at https://www.webcaster4.com/Webcast/Page/989/21434 or by telephone at 877.493.9121 (conference ID # 36524896).

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. The Company believes  these measures are useful supplementary financial measures that enable investors to assess the performance of the Company’s operations and for comparison to the Company’s peers.  However, you should not rely on non-GAAP financial measures alone as measures of our performance. Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

* See accompanying reconciliation of Non-GAAP Measures to GAAP

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About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.8 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank, Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth Management; and property and casualty insurance brokerage and employee benefits through CoBiz Insurance.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.

•Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

•Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.

•Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.

•Our ability to manage growth effectively could adversely affect our results of operations and prospects.

•Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

•The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.

June 30, 2017

(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands, except per share amounts)	2017	2016	2017	2016
INCOME STATEMENT DATA
Interest income	$35,406	$31,500	$68,487	$62,695
Interest expense	3,401	2,967	6,404	5,933
NET INTEREST INCOME BEFORE PROVISION	32,005	28,533	62,083	56,762
Provision for loan losses	673	(1,652)	1,280	(1,282)
NET INTEREST INCOME AFTER PROVISION	31,332	30,185	60,803	58,044
Noninterest income	8,311	7,812	16,639	15,500
Noninterest expense	26,655	26,268	53,769	52,100
INCOME BEFORE INCOME TAXES	12,988	11,729	23,673	21,444
Provision for income taxes	3,499	3,197	5,570	5,547
NET INCOME	$9,489	$8,532	$18,103	$15,897

EARNINGS PER COMMON SHARE
Basic	$0.23	$0.21	$0.43	$0.39
Diluted	$0.23	$0.21	$0.43	$0.38

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			41,771	41,433
Book value per common share			$7.65	$6.90
Tangible book value per common share *			$7.62	$6.86
Tangible common equity to tangible assets *			8.37%	8.23%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$3,803,490	$3,457,516
Investments			568,181	477,617
Loans			3,060,954	2,813,703
Intangible assets			1,026	1,626
Deposits			3,072,639	2,806,344
Subordinated debentures			131,318	131,236
Common shareholders' equity			319,470	286,052
Interest-earning assets			3,656,377	3,325,368
Interest-bearing liabilities			2,140,752	1,956,402

BALANCE SHEET AVERAGES
Average assets			$3,703,281	$3,373,024
Average investments			557,378	497,553
Average loans			2,983,284	2,739,636
Average deposits			3,019,399	2,754,991
Average subordinated debentures			131,297	131,216
Average shareholders' equity			310,831	278,739
Average interest-earning assets			3,563,477	3,257,867
Average interest-bearing liabilities			2,053,971	1,887,362

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CoBiz Financial Inc.

June 30, 2017

(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands)	2017	2016	2017	2016
PROFITABILITY MEASURES
Net interest margin	3.76%	3.72%	3.76%	3.73%
Efficiency ratio - taxable equivalent *	62.83%	68.71%	65.04%	68.67%
Return on average assets	1.01%	1.01%	0.99%	0.95%
Return on average shareholders' equity	12.10%	12.19%	11.74%	11.47%
Noninterest income as a percentage of taxable equivalent operating revenue *	19.61%	20.44%	20.01%	20.43%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$3,830	$5,994
Loans 90 days or more past due and accruing interest			664	-
Total nonperforming loans			4,494	5,994
OREO & repossessed assets			5,079	5,079
Total nonperforming assets			$9,573	$11,073

Performing renegotiated loans			$31,482	$27,240
Classified loans			$50,587	$58,163

Charge-offs			$(308)	$(6,423)
Recoveries			1,360	1,363
Net recoveries (charge-offs)			$1,052	$(5,060)

Nonperforming assets to total assets			0.25%	0.32%
Nonperforming loans to total loans			0.15%	0.21%
Nonperforming loans and OREO to total loans and OREO			0.31%	0.39%
Allowance for loan losses to total loans			1.16%	1.22%
Allowance for loan losses to nonperforming loans			792.72%	572.97%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$2,997	$442	$3,439	$1,272,304	0.27%
Real estate - mortgage	664	245	909	1,228,945	0.07%
Construction & land	-	-	-	162,318	-%
Consumer	146	-	146	287,790	0.05%
Other loans	-	-	-	109,597	-%
OREO & repossessed assets	4,903	176	5,079	5,079	-
NPAs	$8,710	$863	$9,573	$3,066,033	0.31%

Total loans	$1,963,177	$1,097,777	$3,060,954
Total loans and OREO	1,968,080	1,097,953	3,066,033
Nonperforming loans to loans	0.19%	0.06%	0.15%
Nonperforming loans and OREO to total loans and OREO	0.44%	0.08%	0.31%

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CoBiz Financial Inc.

June 30, 2017

(unaudited)

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands, except per share amounts)	2017	2017	2016	2016	2016
Interest income	$35,406	$33,081	$32,779	$32,308	$31,500
Interest expense	3,401	3,003	2,891	2,907	2,967
Net interest income before provision	32,005	30,078	29,888	29,401	28,533
Provision for loan losses	673	607	349	(1,168)	(1,652)
Net interest income after provision	31,332	29,471	29,539	30,569	30,185
Noninterest income:
Deposit service charges	$1,714	$1,745	$1,551	$1,553	$1,470
Investment advisory income	1,500	1,531	1,418	1,416	1,430
Insurance income	3,427	3,122	3,286	3,120	3,112
Other investments	372	375	215	1,348	420
Derivative valuation	(80)	(57)	737	-	(163)
Other income	1,378	1,612	2,167	1,849	1,543
Total noninterest income	8,311	8,328	9,374	9,286	7,812
Noninterest expense:
Salaries and employee benefits	$18,335	$19,120	$18,378	$17,480	$17,984
Occupancy expenses, premises and equipment	3,685	3,605	3,934	4,025	3,517
Amortization of intangibles	150	150	150	150	150
Other operating expenses	4,453	4,584	4,659	4,486	4,610
Net (gain) loss on securities, other assets and OREO	32	(345)	(33)	(98)	7
Total noninterest expense	26,655	27,114	27,088	26,043	26,268
Net income before income taxes	12,988	10,685	11,825	13,812	11,729
Provision for income taxes	3,499	2,071	3,092	3,543	3,197
Net income	$9,489	$8,614	$8,733	$10,269	$8,532

Earnings per common share
Basic	$0.23	$0.21	$0.21	$0.25	$0.21
Diluted	$0.23	$0.20	$0.21	$0.25	$0.21

PROFITABILITY MEASURES
Net interest margin	3.76%	3.77%	3.75%	3.74%	3.72%
Efficiency ratio - taxable equivalent *	62.83%	67.33%	65.57%	64.50%	68.71%
Return on average assets	1.01%	0.96%	0.98%	1.18%	1.01%
Return on average shareholders' equity	12.10%	11.38%	11.56%	14.04%	12.19%
Noninterest income as a percentage of taxable equivalent operating revenue *	19.61%	20.42%	22.66%	22.91%	20.44%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	41,771	41,731	41,555	41,465	41,433
Diluted weighted average common shares outstanding (in thousands)	41,713	41,584	41,371	41,192	41,105
Book value per common share	$7.65	$7.43	$7.27	$7.13	$6.90
Tangible book value per common share *	$7.62	$7.41	$7.24	$7.10	$6.86

Tangible common equity to tangible assets *	8.37%	8.28%	8.29%	8.53%	8.23%
Tier 1 capital ratio	** %	11.46%	11.59%	11.52%	10.75%
Total risk-based capital ratio	** %	14.30%	14.48%	14.47%	13.77%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release

9 | Page

CoBiz Financial Inc.

June 30, 2017

(unaudited)

	At
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands)	2017	2017	2016	2016	2016
PERIOD END BALANCES
Total assets	$3,803,490	$3,731,342	$3,630,313	$3,452,498	$3,457,516
Investments	568,181	572,106	510,387	455,082	477,617
Loans	3,060,954	2,987,068	2,934,105	2,827,105	2,813,703
Deposits	3,072,639	3,050,101	3,029,783	2,937,193	2,806,344
Common shareholders' equity	319,470	310,209	302,310	295,837	286,052

LOANS
Commercial	$1,272,304	$1,241,365	$1,217,732	$1,196,088	$1,218,723
Real estate - mortgage	1,228,945	1,197,251	1,171,123	1,098,983	1,053,867
Construction & land	162,318	166,553	174,451	170,594	184,620
Consumer	287,790	271,751	267,013	263,871	258,773
Other	109,597	110,148	103,786	97,569	97,720
Gross loans	3,060,954	2,987,068	2,934,105	2,827,105	2,813,703
Less allowance for loan losses	(35,625)	(34,211)	(33,293)	(33,529)	(34,344)
Total net loans	$3,025,329	$2,952,857	$2,900,812	$2,793,576	$2,779,359
Gross Loans - Colorado	$1,963,177	$1,923,932	$1,869,086	$1,868,582	$1,867,772
Gross Loans - Arizona	$1,097,777	$1,063,136	$1,065,019	$958,523	$945,931

DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$898,615	$910,089	$861,856	$854,928	$853,815
Interest-bearing demand	696,971	704,659	714,062	681,256	591,355
Savings	22,748	20,192	19,561	20,403	19,097
Certificates of deposits under $100	18,748	19,045	19,899	20,151	19,836
Certificates of deposits $100 and over	79,103	81,611	87,692	87,593	89,008
Reciprocal CDARS	42,046	41,200	44,250	46,316	49,210
Total interest-bearing deposits	1,758,231	1,776,796	1,747,320	1,710,647	1,622,321
Noninterest-bearing demand deposits	1,314,408	1,273,305	1,282,463	1,226,546	1,184,023
Total deposits	$3,072,639	$3,050,101	$3,029,783	$2,937,193	$2,806,344

BALANCE SHEET AVERAGES
Average assets	$3,772,484	$3,633,308	$3,538,428	$3,456,974	$3,394,960
Average investments	575,363	539,195	475,750	462,766	487,309
Average loans	3,036,949	2,929,024	2,871,288	2,822,334	2,777,790
Average deposits	3,012,706	3,026,167	3,021,429	2,909,307	2,801,499
Average shareholders' equity	314,669	306,951	300,665	290,973	281,617
Average interest-earning assets	3,633,412	3,492,768	3,397,679	3,322,596	3,286,863
Average interest-bearing liabilities	2,115,642	1,991,616	1,887,410	1,869,875	1,883,198

ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$34,211	$33,293	$33,529	$34,344	$35,285
Provision for loan losses	673	607	349	(1,168)	(1,652)
Net recovery (charge-off)	741	311	(585)	353	711
Ending allowance for loan losses	$35,625	$34,211	$33,293	$33,529	$34,344

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$3,830	$3,048	$2,638	$5,046	$5,994
Loans 90 days or more past due and accruing interest	664	-	657	-	-
Total nonperforming loans	4,494	3,048	3,295	5,046	5,994
OREO and repossessed assets	5,079	5,079	5,079	5,079	5,079
Total nonperforming assets	$9,573	$8,127	$8,374	$10,125	$11,073
Performing renegotiated loans	$31,482	$23,324	$23,612	$25,291	$27,240
Classified loans	$50,587	$54,291	$57,905	$58,376	$58,163

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.25%	0.22%	0.23%	0.29%	0.32%
Nonperforming loans to total loans	0.15%	0.10%	0.11%	0.18%	0.21%
Nonperforming loans and OREO to total loans and OREO	0.31%	0.27%	0.28%	0.36%	0.39%
Allowance for loan losses to total loans	1.16%	1.15%	1.13%	1.19%	1.22%
Allowance for loan losses to nonperforming loans	792.72%	1,122.41%	1,010.41%	664.47%	572.97%

10 | Page

CoBiz Financial Inc.

June 30, 2017

(unaudited)

	For the three months ended,
	June 30, 2017			March 31, 2017			June 30, 2016
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
ASSETS
Federal funds sold and other	$21,100	$54	1.01%	$24,549	$56	0.91%	$21,764	$25	0.45%
Investment securities	575,363	3,999	2.78%	539,195	3,796	2.82%	487,309	3,364	2.76%
Loans	3,036,949	33,409	4.35%	2,929,024	31,608	4.32%	2,777,790	29,985	4.27%
Total interest-earning assets	$3,633,412	$37,462	4.08%	$3,492,768	$35,460	4.06%	$3,286,863	$33,374	4.02%
Noninterest-earning assets	139,072			140,540			108,097
Total assets	$3,772,484			$3,633,308			$3,394,960

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Money market	$888,217	$586	0.26%	$900,608	$592	0.27%	$844,471	$567	0.27%
Interest-bearing demand	645,243	234	0.15%	651,655	245	0.15%	565,028	216	0.15%
Savings	20,429	3	0.06%	18,949	2	0.04%	17,920	2	0.04%
Certificates of deposit
Reciprocal	42,562	18	0.17%	43,725	21	0.19%	44,945	21	0.19%
Under $100	18,939	17	0.36%	19,470	17	0.35%	21,094	20	0.38%
$100 and over	80,085	97	0.49%	85,891	110	0.52%	90,280	113	0.50%
Total interest-bearing deposits	$1,695,475	$955	0.23%	$1,720,298	$987	0.23%	$1,583,738	$939	0.24%
Other borrowings
Securities sold under agreements to repurchase	64,181	9	0.06%	50,093	8	0.06%	34,754	5	0.06%
Other short-term borrowings	224,679	593	1.04%	89,939	176	0.78%	133,481	183	0.54%
Long-term debt	131,307	1,844	5.56%	131,286	1,832	5.58%	131,225	1,840	5.55%
Total interest-bearing liabilities	$2,115,642	$3,401	0.64%	$1,991,616	$3,003	0.61%	$1,883,198	$2,967	0.63%
Noninterest-bearing demand accounts	1,317,231			1,305,869			1,217,761
Total deposits and interest-bearing liabilities	3,432,873			3,297,485			3,100,959
Other noninterest-bearing liabilities	24,942			28,872			12,384
Total liabilities	3,457,815			3,326,357			3,113,343
Total shareholders' equity	314,669			306,951			281,617
Total liabilities and shareholders' equity	$3,772,484			$3,633,308			$3,394,960
Net interest income - taxable equivalent		$34,061			$32,457			$30,407
Net interest spread			3.44%			3.45%			3.39%
Net interest margin			3.76%			3.77%			3.72%
Ratio of average interest-earning assets to average interest-bearing liabilities	171.74%			175.37%			174.54%

11 | Page

CoBiz Financial Inc.

June 30, 2017

(unaudited)

	For the six months ended June 30,
	2017			2016
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
ASSETS
Federal funds sold and other	$22,815	$110	0.96%	$20,678	$52	0.50%
Investment securities	557,378	7,795	2.80%	497,553	6,954	2.80%
Loans	2,983,284	65,017	4.33%	2,739,636	59,280	4.28%
Total interest-earning assets	$3,563,477	$72,922	4.07%	$3,257,867	$66,286	4.03%
Noninterest-earning assets	139,804			115,157
Total assets	$3,703,281			$3,373,024

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Money market	$894,378	$1,178	0.27%	$825,386	$1,110	0.27%
Interest-bearing demand	648,431	479	0.15%	570,050	422	0.15%
Savings	19,693	5	0.05%	17,959	5	0.06%
Certificates of deposit
Reciprocal	43,140	39	0.18%	40,979	36	0.18%
Under $100	19,203	34	0.36%	21,101	40	0.38%
$100 and over	82,972	207	0.50%	92,510	231	0.50%
Total interest-bearing deposits	$1,707,817	$1,942	0.23%	$1,567,985	$1,844	0.24%
Other borrowings
Securities sold under agreements to repurchase	57,176	17	0.06%	40,684	12	0.06%
Other short-term borrowings	157,681	769	0.97%	147,477	398	0.53%
Long term-debt	131,297	3,676	5.57%	131,216	3,679	5.55%
Total interest-bearing liabilities	$2,053,971	$6,404	0.62%	$1,887,362	$5,933	0.63%
Noninterest-bearing demand accounts	1,311,582			1,187,006
Total deposits and interest-bearing liabilities	3,365,553			3,074,368
Other noninterest-bearing liabilities	26,897			19,917
Total liabilities	3,392,450			3,094,285
Total shareholders' equity	310,831			278,739
Total liabilities and shareholders' equity	$3,703,281			$3,373,024
Net interest income - taxable equivalent		$66,518			$60,353
Net interest spread			3.45%			3.40%
Net interest margin			3.76%			3.73%
Ratio of average interest-earning assets to average interest-bearing liabilities	173.49%			172.61%

12 | Page

CoBiz Financial Inc.

June 30, 2017

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these supplementary non-GAAP measures enable investors to obtain an understanding of the operating results of the Company’s core business and reflect the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following table includes non-GAAP financial measures related to tangible common equity,  tangible assets and tangible book value per common share.  Shareholders’ equity and total assets have been adjusted to exclude intangible assets.

		At
		June 30,	March 31,	December 31,	September 30,	June 30,
	(in thousands, except per share amounts)	2017	2017	2016	2016	2016
	Shareholders' equity as reported - GAAP	$319,470	$310,209	$302,310	$295,837	$286,052
	Intangible assets	(1,026)	(1,176)	(1,326)	(1,476)	(1,626)
A	Tangible common equity - non-GAAP	$318,444	$309,033	$300,984	$294,361	$284,426
	Total assets as reported - GAAP	$3,803,490	$3,731,342	$3,630,313	$3,452,498	$3,457,516
	Intangible assets	(1,026)	(1,176)	(1,326)	(1,476)	(1,626)
B	Total tangible assets - non-GAAP	$3,802,464	$3,730,166	$3,628,987	$3,451,022	$3,455,890
C	Common shares outstanding	$41,771	$41,731	$41,555	$41,465	$41,433
A / B	Tangible common equity to tangible assets - non-GAAP	8.37%	8.28%	8.29%	8.53%	8.23%
A / C	Tangible book value per common share - non-GAAP	$7.62	$7.41	$7.24	$7.10	$6.86

The following table includes non-GAAP financial measures used in the computation of the efficiency ratio and the ratio of noninterest income to taxable equivalent operating revenue.  The efficiency ratio equals noninterest expense adjusted to exclude gains and losses on securities, other assets and other real estate owned (OREO), divided by taxable equivalent operating revenue, which equals the sum of tax equivalent net interest income and noninterest income.  To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

		Three months ended
		June 30,	March 31,	December 31,	September 30,	June 30,
	(in thousands)	2017	2017	2016	2016	2016
	Noninterest expense - GAAP, adjusted for:	$26,655	$27,114	$27,088	$26,043	$26,268
	Net (gain) loss on securities, other assets and OREO	32	(345)	(33)	(98)	7
D	Adjusted noninterest expense - non-GAAP	$26,623	$27,459	$27,121	$26,141	$26,261
	Net interest income - GAAP	$32,005	$30,078	$29,888	$29,401	$28,533
E	Noninterest income - GAAP	8,311	8,328	9,374	9,286	7,812
	Operating revenue	40,316	38,406	39,262	38,687	36,345
	Taxable equivalent adjustment	2,056	2,379	2,097	1,843	1,874
F	Operating revenue - taxable equivalent - non-GAAP	$42,372	$40,785	$41,359	$40,530	$38,219
D / F	Efficiency ratio - taxable equivalent - non-GAAP	62.83%	67.33%	65.57%	64.50%	68.71%
E / F	Noninterest income as a percentage of taxable equivalent operating revenue - non-GAAP	19.61%	20.42%	22.66%	22.91%	20.44%

Pre-tax, Adjusted Earnings (PTAE) is a non-GAAP measure and is calculated as net income adjusted on a taxable equivalent basis less provisions for income taxes and loan losses and further adjusted to exclude gains and losses on securities, other assets and OREO. To calculate taxable equivalent net income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation. The Company believes that PTAE is a useful financial measure that enables investors and others to assess the Company's ability to generate capital to cover credit losses and is a reflection of earnings generated by the core business.  The following table is a reconciliation of PTAE to its most comparable GAAP measure.

	Three months ended June 30,		Change
(in thousands)	2017	2016	Amount	%
Net income - GAAP, adjusted for:	$9,489	$8,532	$957	11.2%
Taxable equivalent adjustment	2,056	1,874	182	9.7%
Provision for income taxes	3,499	3,197	302	9.4%
Provision for loan losses	673	(1,652)	2,325	140.7%
Net (gain) loss on securities, other assets and other real estate owned	32	7	25	357.1%
Pre-tax, Adjusted Earnings (PTAE) - non-GAAP	$15,749	$11,958	$3,791	31.7%

13 | Page